UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2013

______________

BRIGHT MOUNTAIN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

______________

Florida	000-54887	27-2977890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6400 Congress Avenue, Suite 2250, Boca Raton, Florida 33487

(Address of principal executive offices) (Zip Code)

561-998-2440

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

On December 23, 2013, Bright Mountain Holdings, Inc. dismissed Salberg & Company, P.A. as our independent registered public accounting firm and engaged Liggett, Vogt & Webb, P.A. as our independent registered public accounting firm.  Salberg & Company, P.A. audited our financial statements from inception (May 20, 2010) to December 31, 2012.  The dismissal of Salberg & Company, P.A. was approved by our Board of Directors on December 23, 2013.  Salberg & Company, P.A. did not resign or decline to stand for re-election.

The report of Salberg & Company, P.A. dated March 20, 2013 on our consolidated balance sheets at December 31, 2012 and 2011, and the related consolidated statements of operations, changes in shareholders’ equity, and cash flows for each of the two years in the period ended December 31, 2012 and for the period from May 20, 2010 (inception) to December 31, 2012 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles, other than such report was qualified as to our ability to continue as going concern.

During our two most recent fiscal years and the subsequent interim period preceding our decision to dismiss Salberg & Company, P.A. we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of Salberg & Company, P.A. would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During our two most recent fiscal years and the subsequent interim period prior to retaining Liggett, Vogt & Webb, P.A. (1) neither we nor anyone on our behalf consulted Liggett, Vogt & Webb, P.A. regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) Liggett, Vogt & Webb, P.A. did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

We provided Salberg & Company, P.A. with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.  A copy of the letter provided by Salberg & Company, P.A. is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

No.	Description
16.1	Letter dated December 26, 2013 from Salberg & Company, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHT MOUNTAIN HOLDINGS, INC.

Date: December 27, 2013	By:	/s/ W. Kip Speyer
W. Kip Speyer, Chief Executive Officer